Exhibit 10.14

AMENDMENT NO. 2

TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of October 6, 2008, by and among ABRAXAS ENERGY PARTNERS, L.P., a Delaware limited partnership ( the “Partnership” ), and the Purchasers listed on the signature pages attached hereto (individually, a “Purchaser” and collectively “Purchasers”).

RECITALS

WHEREAS, the Partnership and the Purchasers entered into that certain Registration Rights Agreement dated as of May 25, 2007 (the “Original Agreement”), pursuant to which the Partnership agreed to provide certain registration and other rights set forth in the Original Agreement for the benefit of the Purchasers;

WHEREAS, on December 5, 2007, the Partnership and the Purchasers named therein executed and delivered that certain Amendment No. 1 to Registration Rights Agreement (“Amendment No. 1”); and

WHEREAS, the Partnership and the Purchasers desire to further amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in that certain Amendment No. 1 to Exchange and Registration Rights Agreement dated as of the date hereof, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

Section 1. Capitalized Terms. Capitalized terms used in this Amendment shall have the meaning set forth in the Original Agreement except as otherwise defined in this Amendment.

Section 2. Amendment. Pursuant to Section 3.13 of the Original Agreement, the Original Agreement, as amended by Amendment No.1, is hereby amended, as follows:

(a) Section 1 of the Original Agreement is hereby amended as follows:

(i) The following definitions are hereby added to Section 1 and shall read in their entirety as follows:

A. “Maturity Date” means January 31, 2009.

B. “Subordinated Credit Agreement” means that certain Subordinated Credit Agreement dated as of January 31, 2008 among the Partnership, the Lenders party thereto, Société Générale, as Administrative Agent, and The Royal

Bank of Canada, as Syndication Agent, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith or any successor or replacement agreement (together with any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith), whether with the same or any other lender, group of lenders or agent, in each case as the same may be amended (including any amendment and restatement thereof), modified, supplemented, extended, restated, substituted, increased, replaced, renewed or refinanced from time to time in accordance with its terms.

(iii) The definitions of “Exchange Agreement” and “Partnership Agreement” are hereby amended to read, in their entirety, as follows:

A. “Exchange Agreement” means that certain Exchange and Registration Rights Agreement dated as of May 25, 2007, as amended by Amendment No. 1 to Exchange and Registration Rights Agreement dated as of October 6, 2008 by and among ABP and the purchasers named therein.

B. “Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Abraxas Energy Partners, L.P. dated as of September 19, 2007.

(b) Section 1.02 of the Original Agreement is hereby amended to read, in its entirety, as follows:

Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force under the Securities Act) or is eligible for sale without registration, pursuant to Rule 144(d) promulgated by the Commission pursuant to the Securities Act (or any similar provision then in force under the Securities Act), in the opinion of counsel to the Partnership; (c) such Registrable Security is held by the Partnership or one of its subsidiaries; (d) such Registrable Security has been converted into shares of Common Stock pursuant to the Exchange Agreement; (e) the Partnership is liquidated and dissolved of the Partnership; or (f) such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

(c) Section 2.01(a)(i) is hereby amended to read, in its entirety, as follows:

“Section 2.01 Shelf Registration.

(a) Shelf Registration and IPO Registration.

(i) The Partnership has previously filed with the Commission registration statement number 333-144537 on Form S-1 under the Securities Act for an IPO (the “IPO Registration Statement”). As soon as practicable following the date hereof, the Partnership shall use its commercially reasonable efforts to prepare and file a registration statement under the Securities Act to permit the public resale by the Holders of the Registrable Securities from time to time as permitted by Rule 415 (or any similar provision then in force) of the Securities Act (the “Shelf Registration Statement”). The Partnership shall use its commercially reasonable efforts to cause the IPO Registration Statement and the Shelf Registration Statement to become effective on or before January 31, 2009 (the “Required Effective Date”); provided, however, that in the event that the Subordinated Credit Agreement is terminated on or prior to the Maturity Date and any replacement thereof has a maturity date as set forth therein later than June 30, 2009, or if the Subordinated Credit Agreement is amended, modified, supplemented, extended, restated, substituted, increased, replaced, renewed or refinanced and the maturity date as set forth therein is a date later than June 30, 2009, then the Required Effective Date shall be April 30, 2009. The Shelf Registration Statement filed pursuant to this Section 2.01(a)(i) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership.

(d) Section 2.01(a)(iv) of the Original Agreement is hereby amended to read, in its entirety, as follows:

“(iv) If the IPO Registration Statement is not declared effective by the Commission by the Required Effective Date, then the Partnership shall pay each Holder, as liquidated damages and not as a penalty, the IPO Liquidated Damages Amount. The payment of the IPO Liquidated Damages Amount to a Holder pursuant to this provision shall cease at the earlier of (i) the consummation of an IPO; (ii) the dissolution and liquidation of the Partnership; and (iii) the later of (x) January 31, 2009 or, if the Required Effective Date is extended to April 30, 2009 pursuant to the provisions of Section 2.01(a)(i), April 30, 2009, and (y) the date on which the shareholders of ABP approve an exchange of the Purchased Securities then held by the Holders into shares of Common Stock pursuant to the Exchange Agreement. If the Partnership is unable to proceed with the IPO due to (i) trading in securities generally on the exchange in which the Partnership has applied to list its securities having been suspended or materially disrupted, (ii) a banking moratorium having been declared by federal or state authorities, or (iii) there having been a declaration of a national emergency by the President of the United States or a declaration of war by the United States Congress, then the Partnership’s obligation to pay the IPO Liquidated Damages Amount pursuant to this section shall temporarily cease until the Partnership, in its good faith judgment, is no longer unable to proceed with the IPO.”

(e) Section 3.04 of the Original Agreement is hereby amended to read, in its entirety, as follows:

“Section 3.04 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. In addition, all Registrable Securities held or acquired by (i) Fiduciary/Claymore MLP Opportunity Fund and its Affiliates, FAMCO MLP Partners,

LLC, Series ABP-1 and its Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement, (ii) Third Point Partners Qualified LP and its Affiliates, Third Point Partners LP and its Affiliates, Third Point Offshore Fund, Ltd. and its Affiliates, Third Point Ultra Ltd. and its Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement, and (iii) Martin B Perlman Associates and its Affiliates, MEDDS III and its Affiliates, PH Industries, Inc. Money Purchase Plan and its Affiliates, Perlman Value Partners and its Affiliates, Morgan Stanley FBO Leonard Greenberg Roth IRA and its Affiliates, Morgan Stanley FBO JoAnn Hassan IRA and its Affiliates, and Morgan Stanley FBO JoAnn Hassan Roth IRA and its Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement.”

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. In the event that this Amendment is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format date file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 4. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5. Governing Law. The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

Section 6. Original Agreement. Except as expressly amended by this Amendment, the Original Agreement shall remain in full force and effect and all of the terms of the Original Agreement are hereby incorporated into this Amendment.

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